MOVING INFRASTRUCTURE FORWARD | November 2022 Investor Presentation Exhibit 99.1

2 I MOVING INFRASTRUCTURE FORWARD I 2022 FORWARD LOOKING STATEMENTS Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the impact of the COVID-19 pandemic on Arcosa’s customer demand for Arcosa’s products and services, Arcosa’s supply chain, Arcosa’s employees ability to work because of COVID-19 related illness, the health and safety of our employees, the effect of governmental regulations imposed in response to the COVID-19 pandemic; assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity; tax treatment of the spin-off; failure to successfully integrate acquisitions or divest any business, or failure to achieve the expected benefit of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2021, and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. NON-GAAP FINANCIAL MEASURES This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non- GAAP financial measures to the closest GAAP measure are provided in the Appendix.

01 03 04 COMPANY OVERVIEW 2022 OUTLOOK ESG ACCOMPLISHMENTS 02 RECENT FINANCIAL HIGHLIGHTS TABLE OF CONTENTS 3 I MOVING INFRASTRUCTURE FORWARD I 2022

HOW TO FIND US OUR WEBSITE www.arcosa.com NYSE TICKER ACA HEADQUARTERS Arcosa, Inc. 500 North Akard Street, Suite 400 Dallas, TX 75201 INVESTOR CONTACT InvestorResources@arcosa.com 4 I MOVING INFRASTRUCTURE FORWARD I 2022

COMPANY OVERVIEW 01

ARCOSA’S VALUE PROPOSITION HEALTHY BALANCE sheet and ample liquidity to navigate cycles and pursue strategic growth EXPERIENCED management team with history of managing through economic cycles LEADING businesses serving critical infrastructure markets TRACK RECORD of executing on strategic priorities as an independent public company DISCIPLINED CAPITAL allocation process to grow in attractive markets and improve returns on capital 6 I MOVING INFRASTRUCTURE FORWARD I 2022

ARCOSA AT A GLANCE Revenues, Net Income, and Adjusted EBITDA are for the twelve months ended 9/30/2022. See Adjusted EBITDA reconciliation in Appendix Arcosa spun off from its former parent company in November 2018. Net Income Adjusted EBITDA Infrastructure-related Segments Employees Years of Operating History OUR THREE BUSINESS SEGMENTS Revenues$2.3B $100M $329M ~6,170 85+ 3 7 I MOVING INFRASTRUCTURE FORWARD I 2022

BUSINESS OVERVIEW

Arcosa's three segments are made up of leading businesses that serve critical infrastructure markets

CONSTRUCTION PRODUCTS	ENGINEERED STRUCTURES[1]	TRANSPORTATION PRODUCTS
$913M REVENUES / $197M 22% ADJ. SEGMENT EBITDA & MARGIN	$1,031M REVENUES / $160M 15% ADJ. SEGMENT EBITDA & MARGIN	$320M REVENUES / $23M 7% ADJ. SEGMENT EBITDA & MARGIN
NATURAL & RECYCLED AGGREGATES	UTILITY & RELATED STRUCTURES	BARGES
SPECIALTY MATERIALS	WIND TOWERS	MARINE COMPONENTS
CONSTRUCTION SITE SUPPORT	STORAGE TANKS[1]	STEEL COMPONENTS

[1] Arcosa completed the divestiture of its storage tanks business on October 3, 2022.

Revenues and Adjusted Segment EBITDA and margin for the twelve months ended 9/30/2022. See Adjusted Segment EBITDA reconciliation in Appendix

8 I MOVING INFRASTRUCTURE FORWARD I 2022

ARCOSA’S LONG-TERM VISION 9 I MOVING INFRASTRUCTURE FORWARD I 2022 Grow in attractive markets where we can achieve sustainable competitive advantages Reduce the complexity and cyclicality of the overall business Improve long-term returns on invested capital Integrate Environmental, Social, and Governance initiatives (ESG) into our long- term strategy

STRATEGIC TRANSFORMATION

Today Arcosa is a less cyclical and more resilient company, and the recent sale of our storage tanks business enhances our capacity to further expand in our focused growth areas

Construction Products has Increased to More than 50% of Adjusted EBITDA



Adjusted EBITDA, excluding Corporate ($M)
385
22 (6%)
Transportation Products
160
(41%)
Engineered Structures
219
64
(29%)
82
(38%)
73
(33%)
203
(53%)
Construction Products
FY 2018
LTM 9/30/22

Actionable Strategic Progress to Position Portfolio for Long-Term Growth

- **Divestiture of storage tanks business** for $275 million in October 2022
- **Invested ~$1.4 billion** on 5 large acquisitions and several complementary bolt-on's **to expand our Construction Products platform**
- **Grew natural aggregates** operations beyond Texas, **now serving 11 Top 50 MSAs, up from 5 at the end of 2018**
- **Added recycled aggregates** to complement natural aggregates platform, **serving 3 Top 5 MSAs**
- **Expanded specialty materials platform** with broader geographic presence and product diversity
- **Improved operations** in utility structures and storage tanks, increasing revenues and expanding Adjusted Segment EBITDA margins from 10% in 2018 to 15% in LTM September 2022
- **Added 3 adjacent infrastructure-related product lines** of traffic, telecom, and concrete structures
- **Market leading positions** in our cyclical businesses, including barge, wind towers, and steel components, position us well for recovery

$1T Infrastructure Bill and $370B Inflation Reduction Act Create Multi-Year Tailwinds for Many Arcosa Businesses

See Adjusted Segment EBITDA reconciliations in the Appendix. LTM 9/30/22 Construction Products Adjusted Segment EBITDA is pro forma for RAMCO as previously disclosed.

10 I MOVING INFRASTRUCTURE FORWARD I 2022

• Advances our long-term vision to reduce the complexity of Arcosa’s overall portfolio • Proceeds to be invested in our growth businesses as we continue to shift towards less cyclical, higher-margin opportunities • We prioritized improving the performance of the storage tanks business which was unprofitable in 2018 at the time of our spin-off • Lean initiatives along with de-urbanization tailwinds led to significant growth • Business requires additional capital to support future growth, making it an opportune time for new ownership • Arcosa maintains a Mexico manufacturing platform to support our Engineered Structures segment 11 I MOVING INFRASTRUCTURE FORWARD I 2022 • In October, we completed the sale of our storage tanks business, reported in Engineered Structures, for $275 million in cash • On a pre-tax basis, cash proceeds of $264 million and fourth quarter expected gain of approximately $194 million • Leading manufacturer of steel pressure tanks for storage and distribution of propane, ammonia, and other gases • Serves residential, commercial, energy, and agricultural markets in U.S. and Mexico TRANSACTION OVERVIEW STORAGE TANKS ADJUSTED EBITDA ($M) (4) 29 44 47 YTD 2022FY 2018 3 Yr. Avg. 2019-2021 FY 2021 STRATEGIC RATIONALE DIVESTITURE OF STORAGE TANKS BUSINESS ON OCTOBER 3, 2022 Excellent example of improving a business and preparing it for monetization when market conditions are supportive, enabling us to realize significant value through a competitive sale process See Adjusted EBITDA reconciliation in Appendix.

GROWING OUR CONSTRUCTION PRODUCTS PLATFORM

We have deployed ~$1.4B on Construction Products acquisitions as we seek to expand our growth platforms

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

RAMCO
May 2022

- Expands recycled aggregates platform into Southern California market at an attractive valuation and accretive margins

SOUTHWEST ROCK PRODUCTS
August 2021

- Scaled entry into attractive Phoenix metropolitan area with accretive EBITDA margins

STONEPOINT MATERIALS
April 2021

- Top 25 U.S. aggregates platform adding attractive new geographies, more than 40 years of reserve life, and an experienced management team

CHERRY
January 2020

STRATA MATERIALS
October 2020

- Two acquisitions building leadership position in recycled aggregates, a new product category for Arcosa and growing in importance due to resource scarcity and ESG benefits
- Cherry expands aggregates business into attractive Houston market, filling a key gap in our Texas network
- Strata expands ability to serve DFW customers with a complementary product offering that includes both natural and recycled aggregates

ACG MATERIALS
December 2018

- Adds complementary, scaled specialty materials and aggregates platforms
- Diversifies customer base across attractive end markets

We have an active pipeline of attractive acquisition and organic opportunities. The sale of our storage tanks business allows us to continue to deploy capital to our construction businesses and accelerate our growth.

12 I MOVING INFRASTRUCTURE FORWARD I 2022

RECENT FINANCIAL HIGHLIGHTS 02

14 I MOVING INFRASTRUCTURE FORWARD I 2022 RECENT FINANCIAL RESULTS See Adjusted Segment EBITDA reconciliation in Appendix. Strong performance and margin expansion since spin driven by acquisitions, organic growth, and operating improvements Margin 12.8% 13.9% Revenues ($M) Adjusted EBITDA ($M) 1,460 1,737 1,936 2,036 2,264 20212018 2019 2020 LTM 9/30/22 +55% 187 241 284 283 329 2018 2019 2020 LTM 9/30/222021 +76% 13.9% 14.7% 14.5%

15 I MOVING INFRASTRUCTURE FORWARD I 2022 CASH FLOW AND BALANCE SHEET Disciplined ‘cash culture’ and increased balance sheet flexibility post storage tanks divesture to support expansion through organic growth initiatives and opportunistic acquisitions (1.2) 0.5 (0.6) 0.5 2.1 2.0 1.9 1.0 Pro Forma at Spin Q2-22FY-18 FY-19 FY-20 FY-21 Q1-22 1.8 Q3-22 Net Debt / Adjusted EBITDA (ratio at end of period) Debt Maturity Schedule ($M) 1 Cash Flow defined as Adjusted Segment EBITDA less CapEx. See 2020 10-K for CapEx by Segment. See Free Cash Flow and Net Debt to Adjusted EBITDA reconciliation in Appendix. Targeted Range of 2.0 - 2.5xTransportation Products segment generated $159M of Cash Flow from 2018 to 2020 that funded growth in other segments1 74 273 178 81 162 Avg. $154M 20212018 2019 2020 LTM 9/30/22 Decline reflects end market softness in cyclical businesses and increased working capital requirements Free Cash Flow Strength Free Cash Flow ($M) Leverage Below Targeted Range 4 8 8 120 400 155 2022 20272023 2024 2025 2026 2028 2029 275 Spun debt free with $200M of cash Pro forma for Pre-Tax Proceeds from Storage Tanks Divestiture Repayment of Revolver in October 2022

16 I MOVING INFRASTRUCTURE FORWARD I 2022 Q3 2022 CONSOLIDATED RESULTS See Adjusted Net Income and Adjusted EBITDA reconciliation in Appendix. Margin 14.7% 15.0% Revenues ($M) Adjusted EBITDA ($M) 559.1 603.9 Q3-21 Q3-22 +8% 82.0 90.8 Q3-22Q3-21 +11% 23.7 32.0 4.1 Q3-21 27.8 1.7 Q3-22 33.7 +21% Adjusted Net Income ($M) Double-digit increase in Adjusted EBITDA and expanded margins despite inflationary cost pressures

2022 OUTLOOK 03

18 I MOVING INFRASTRUCTURE FORWARD I 2022 Updated our Adjusted EBITDA guidance range to reflect the divestiture of the storage tanks business on October 3, 2022 See updated full year 2022 Revenue guidance and Adjusted EBITDA reconciliation in Appendix. • Expect full year 2022 Adjusted EBITDA growth of 15% at the mid-point • Updated range to remove storage tanks from Q4 • Previous guidance range included $52-55M of full year Adjusted EBIDTA from our storage tanks business • 9/30/2022 year-to-date Adjusted EBITDA for storage tanks was $46.5M UPDATED 2022 OUTLOOK Adjusted EBITDA ($M) 187 241 284 283 FY-18 Updated 2022 Guidance FY-19 Previous 2022 Guidance FY-21FY-20 325 - 345 320 - 330 +15% Margin 13.9% 14.7% 13.9% 14.9% 14.6%12.8%

OUTLOOK FOR 2022

Strong outlook for growth businesses, offsetting cyclical challenges from wind towers and barge

Expect ~23% Increase in Adjusted EBITDA from Growth Businesses in 2022…

Adjusted EBITDA, excluding Corporate ($M)



219
129
90
FY-18
At Spin
284
127
157
FY-19
332
127
205
FY-20
329
51
277
FY-21
375
34
341
Mid-Point
FY-22
Guidance
+23%
Reflects divestiture of storage tanks business on October 3, 2022
Growth Businesses (Construction Products and Eng. Structures, excluding wind towers)
Cyclical Businesses (wind towers, barge, and steel components)

See reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses in Appendix.

…Based on Attractive Fundamentals Driving Organic Expansion and Full Year Contributions from Acquisitions

Construction Products

- **Healthy construction activity** in our key markets, particularly Texas, Tennessee, and Arizona
- Recent acquisitions provide pipeline of organic and bolt-on **growth opportunities**
- Favorable nationwide trends in infrastructure spending with **increased federal funding** from the $1 Trillion Infrastructure Bill
- **Recent affordability erosion** weakening momentum in single-family residential housing construction; medium-term outlook supported by population migration into our key markets

Engineered Structures

- **Strong backlog visibility** for utility and traffic structures, driven by grid-hardening and road infrastructure investments
- Wireless 5G telecom buildout expected to **drive new demand**
- Healthy DOT spending in Florida and other Southeast states, with **opportunities to grow** in Texas and other markets
- Removal of 4Q 2022 forecast storage tanks Adjusted EBITDA as a result of the divestiture

19 I MOVING INFRASTRUCTURE FORWARD I 2022

84 90 17 18 81 16 55 49 13 105 35 48 1Q214Q202Q201Q204Q19 3Q20 3Q222Q21 4Q213Q21 1Q22 2Q22 20 I MOVING INFRASTRUCTURE FORWARD I 2022 CYCLICAL BUSINESSES In 2022, our cyclical businesses are expected to be at ~25% of their combined 2018 Adjusted EBITDA levels, but long-term fundamentals remain supportive Recently passed Inflation Reduction Act expected to be long-term catalyst for growth in 2024 and beyond 1Criton Corporation: Prospects for the Dry Cargo Inland Barge Market Through 2026, Nov. 2021; 2Company estimates and IHS Markit, May 2021; 3River Transport News annual survey of new hopper barge construction; 4Actual data provided by Railway Supply Institute, Inc. and forecast data from FTR Transportation Intelligence. Sept. 2022; 5Wood Mackenzie, Global wind power market outlook update: Q3, Sept. 2022 Outlook for Dry Barge Replacement Cycle Remains Intact Fleet age is Increasing due to underinvestment since 2016; forecasts indicate potential for ~750 average annual barge construction needs through 20261 Recent book-to-bill of ~1.0 maintaining backlog despite high plate steel prices; 3Q22 order inquiries increased supporting positive outlook for replacement cycle 14.4 16.3 20202016 Hopper Fleet Age2 (in Years) 600 0 1,200 8 2197 132005 6 10 11 1612 14 1715 18 19 20 Theoretical Replacement Level Annual Industry Deliveries Since ‘053 (# Hopper Barges) Lowest level in 30 years New builds for N.A. Railcar Market Forecasted to Increase in 2023 51 58 33 29 39 46 39 2022F2018 2023F2019 2020 2021 2024F Actual Forecast to meet or exceed replacement levels through 2024, continuing modest recovering from 2021 cyclical trough Annual Industry Deliveries4 (# Railcars in K’s) Need for Renewable Energy Continues to Rise, but Lapse in PTC Created a Near-Term Lull in Projects 0 5 10 15 20 222020 21 23 24 272625 28 29 30 31 U.S. Wind Installations (2020-2031)5 (GW) Forecast Arcosa Historical Barge Orders ($M) COVID-19 pull-back Plate steel prices stabilized and trending down Forecast Plate steel prices began escalating in late 4Q20 Beginning of hopper barge replacement cycle

INFRASTRUCTURE SPENDING We believe our businesses are well-positioned to benefit from ~$1.4 trillion in expected spending from recent federal stimulus packages Infrastructure Investment and Jobs Act • Reauthorization of the Fixing America’s Surface Transportation Act (FAST Act) at a higher level of spending through 2026 • Spending catalysts to Arcosa: • Highway, Road, Bridges ($110B) • Passenger and Freight Rail ($66B) • Airports ($25B) • Power Infrastructure and Grid Hardening ($73B) • Broadband Expansion ($65B) • Ports and Waterways ($17B) Inflation Reduction Act • Provides ~$370B of investments into energy security and climate change • Includes multi-year extension of wind power PTC We expect the new infrastructure spending to begin impacting our businesses in late 2022 with an increasing impact in 2023 and beyond 21 I MOVING INFRASTRUCTURE FORWARD I 2022

ESG ACCOMPLISHMENTS 04

ESG ACCOMPLISHMENTS

We continue to take actions to integrate ESG in our long-term strategy and culture

Arcosa Marine Products Joins Green Marine



- Green Marine is the largest voluntary environmental certification program for North America's maritime industry.
- The organization's rigorous and transparent environmental initiative complements the sustainable development approach we are driving at Arcosa Marine.

ARCOSA MARINE

GREEN MARINE

Arcosa Specialty Materials Impacts its Community's Youth

- In June, our team hosted an educational experience and tour for K-7th graders from Texada Elementary School at our limestone mine in British Columbia.
- Many of our employees have children in this school, and we feel it's essential to educate them on the mining process, especially when it's so entrenched in the Texada community.

ARCOSA SPECIALTY MATERIALS



Highlights from Our 2021 Sustainability Report

SAFETY	• 60% reduction in our TRIR[1] since 2019 • *ARC 100* driving positive and engaged culture of safety at all levels of the organization
SUSTAINABILITY REPORTING	• Expanded commentary on climate-related impacts in line with the TCFD[2] with supporting SASB[3] metrics
GREENHOUSE GAS (GHG) EMISSIONS	• Scope 1 and 2 GHG emissions intensity[4] declined by 9% compared to 2020 and 20% compared to 2019 • Established an initial short-term Scope 1 and 2 GHG emissions intensity reduction goal
WATER MANAGEMENT	• Reduced our municipal water intensity[5] by 23% compared to 2020 and 35% compared to 2019
INCLUSION AND DIVERSITY	• Established our first employee resource group, WE~AR: Women of Arcosa
BOARD DIVERSITY	• Added two females to our Board of Directors, increasing gender and ethnic diversity to 50%
EMPLOYEE ENGAGEMENT	• Received 72% response rate and 2,200 comments on our inaugural Cultural Climate Employee Engagement Survey

[1]Total Recordable Incident Rate; [2]Financial Stability Board's Task Force on Climate-Related Financial Disclosures; [3]Sustainability Accounting Standards Board; [4]MTCO2e/$ Million Revenues; [5]kGal/$ Million Revenues

23 I MOVING INFRASTRUCTURE FORWARD I 2022

APPENDIX

25 I MOVING INFRASTRUCTURE FORWARD I 2022 ADDITIONAL FINANCIAL GUIDANCE FOR 2022 CORPORATE COSTS COMMENTARY CAPITAL EXPENDITURES WORKING CAPITAL • ~$14-15M in the fourth quarter, excluding one-time items related to acquisition and divestiture-related costs • $125-135M in 2022, including $50-55M of growth projects TAX RATE • We continue to monitor the impacts of steel price and other inflationary pressures on working capital • We expect fourth quarter working capital to have a positive impact to cash flows in 2022 • We expect a full year 2022 tax rate of ~22-23% REVENUE • Updated range for full year 2022 to $2.20 and $2.25 billion compared to previous guidance range of $2.2 to $2.3 billion to remove fourth quarter impact of storage tanks

26 I MOVING INFRASTRUCTURE FORWARD I 2022 NON-GAAP MEASURES Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. “Adjusted Segment EBITDA Margin” is defined as Adjusted Segment EBITDA divided by Revenues. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses “Net Debt to Adjusted EBITDA”, which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We define Free Cash Flow as cash provided by operating activities less capital expenditures. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions.

Reconciliation of Adjusted EBITDA and Adjusted Net Income

($'s in millions)
(unaudited)

	Three Months Ended September 30,		Year Ended December 31,				Twelve Months Ended September 30,	Full Year 2022 Guidance[1]	
	2022	2021	2018	2019	2020	2021	2022	Low	High
Net income	$ 32.0	$ 23.7	$ 75.7	$ 113.3	$ 106.6	$ 69.6	$ 100.4	$ 239.5	$ 252.3
Add:									
Interest expense, net	8.6	7.3	0.5	5.4	10.2	23.4	30.9	32.5	32.5
Provision for income taxes	8.6	6.4	19.3	33.5	31.6	14.0	24.1	71.5	71.2
Depreciation, depletion, and amortization expense[2]	39.6	39.0	67.6	85.8	114.5	144.3	154.2	155.0	160.0
EBITDA	88.8	76.4	163.1	238.0	262.9	251.3	309.6	498.5	516.0
Add:									
Gain on storage tanks divestiture	—	—	—	—	—	—	—	(190.0)	(198.0)
Impact of acquisition and divestiture-related expenses[3]	2.2	5.5	0.8	2.0	10.3	20.1	7.0	11.5	12.0
Impairment charge	—	—	23.2	—	7.1	2.9	2.9	—	—
Legal settlement	—	—	—	—	—	8.7	8.7	—	—
Other, net (income) expense[4]	(0.2)	0.1	(0.6)	0.7	3.4	0.3	1.1	—	—
Adjusted EBITDA	$ 90.8	$ 82.0	$ 186.5	$ 240.7	$ 283.7	$ 283.3	$ 329.3	$ 320.0	$ 330.0
Adjusted EBITDA Margin	15.0 %	14.7 %	12.8 %	13.9 %	14.7 %	13.9 %	14.5 %	14.5 %	14.7 %

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2022	2021	2022	2021
Net income	$ 32.0	$ 23.7	$ 91.2	$ 60.4
Impact of acquisition and divestiture-related expenses, net of tax[3]	1.7	4.1	4.3	14.1
Adjusted Net Income	$ 33.7	$ 27.8	$ 95.5	$ 74.5

[1] Full year 2022 guidance has been adjusted for the divestiture of our storage tanks business completed on October 3, 2022.
[2] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
[3] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.
[4] Included in Other, net (income) expense was the impact of foreign currency exchange transactions of $0.0 million and $0.1 million for the three months ended September 30, 2022 and 2021, respectively, and $1.5 million and $0.6 million for the nine months ended September 30, 2022 and 2021, respectively.

27 I MOVING INFRASTRUCTURE FORWARD I 2022

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Three Months Ended September 30,		Year Ended December 31,				Twelve Months Ended September 30,
	2022	2021	2018	2019	2020	2021	2022
Construction Products							
Operating Profit	$ 27.6	$ 26.8	$ 50.4	$ 52.7	$ 74.7	$ 83.2	$ 95.1
Add: Depreciation, depletion, and amortization expense[1]	26.3	25.2	21.9	38.0	60.1	88.7	101.1
Segment EBITDA	53.9	52.0	72.3	90.7	134.8	171.9	196.2
Add: Impact of acquisition and divestiture-related expenses[2]	—	2.6	0.8	1.4	2.9	7.6	0.3
Add: Impairment charge	—	—	—	—	0.8	—	—
Adjusted Segment EBITDA	$ 53.9	$ 54.6	$ 73.1	$ 92.1	$ 138.5	$ 179.5	$ 196.5
Adjusted Segment EBITDA Margin	22.1 %	24.0 %	25.0 %	20.9 %	23.3 %	22.5 %	21.5 %
Engineered Structures							
Operating Profit	$ 37.1	$ 23.6	$ 28.6	$ 100.7	$ 80.2	$ 88.0	$ 124.7
Add: Depreciation and amortization expense[1]	8.1	8.3	29.7	27.9	31.5	33.1	32.1
Segment EBITDA	45.2	31.9	58.3	128.6	111.7	121.1	156.8
Add: Impact of acquisition and divestiture-related expenses[2]	0.6	0.4	—	—	2.8	1.0	0.2
Add: Impairment charge	—	—	23.2	—	1.3	2.9	2.9
Adjusted Segment EBITDA	$ 45.8	$ 32.3	$ 81.5	$ 128.6	$ 115.8	$ 125.0	$ 159.9
Adjusted Segment EBITDA Margin	16.5 %	12.9 %	10.4 %	15.4 %	13.2 %	13.4 %	15.5 %
Transportation Products							
Operating Profit	$ 1.0	$ 1.5	$ 48.4	$ 46.8	$ 54.6	$ 6.4	$ 6.7
Add: Depreciation and amortization expense[1]	3.9	4.6	15.5	16.3	18.0	17.8	15.9
Segment EBITDA	4.9	6.1	63.9	63.1	72.6	24.2	22.6
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	—	0.6	—	—	—
Add: Impairment charge	—	—	—	—	5.0	—	—
Adjusted Segment EBITDA	$ 4.9	$ 6.1	$ 63.9	$ 63.7	$ 77.6	$ 24.2	$ 22.6
Adjusted Segment EBITDA Margin	5.9 %	7.5 %	16.3 %	13.7 %	16.6 %	7.9 %	7.1 %
Operating Loss - Corporate	$ (16.7)	$ (14.4)	$ (32.5)	$ (47.3)	$ (57.7)	$ (70.3)	$ (70.0)
Add: Impact of acquisition and divestiture-related expenses - Corporate[2]	1.6	2.5	—	—	4.6	11.5	6.5
Add: Legal settlement	—	—	—	—	—	8.7	8.7
Add: Corporate depreciation expense	1.3	0.9	0.5	3.6	4.9	4.7	5.1
Adjusted EBITDA	$ 90.8	$ 82.0	$ 186.5	$ 240.7	$ 283.7	$ 283.3	$ 329.3

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

28 I MOVING INFRASTRUCTURE FORWARD I 2022

Reconciliation of Net Debt to Adjusted EBITDA and Free Cash Flow ($’s in millions) (unaudited) 29 I MOVING INFRASTRUCTURE FORWARD I 2022 Year Ended December 31, Twelve Months Ended September 30, 2018 2019 2020 2021 2022 Cash Provided by Operating Activities $ 118.5 $ 358.8 $ 259.9 $ 166.5 $ 272.3 Capital expenditures (44.8) (85.4) (82.1) (85.1) (110.2) Free Cash Flow $ 73.7 $ 273.4 $ 177.8 $ 81.4 $ 162.1 (1) These periods include pro forma adjustments for acquisitions completed during the period, as previously disclosed. (2) Adjusted EBITDA includes an 8 month pro forma adjustment of $6.4 million based on Adjusted EBITDA for RAMCO of $9.6 million for the twelve months ended February 28, 2022. (3) Pro Forma for the divestiture of the storage tank business. Pre-tax cash net proceeds on the sale were $263.5 million, of which $155.0 million was used to pay off outstanding borrowings under the revolving credit facility. As of Pro Forma September 30, 2018(1) December 31, 2018 December 31, 2019 December 31, 2020(1) December 31, 2021(1) March 31, 2022(1) June 30, 2022(1) September 30, 2022(2) Pro Forma September 30, 2022(3) Total debt excluding debt issuance costs $ 0.4 $ 185.5 $ 107.3 $ 254.5 $ 685.7 $ 686.6 $ 718.8 $ 716.1 $ 561.1 Cash and cash equivalents 210.4 99.4 240.4 95.8 72.9 88.6 77.0 112.2 220.7 Net Debt $ (210.0) $ 86.1 $ (133.1) $ 158.7 $ 612.8 $ 598.0 $ 641.8 $ 603.9 $ 340.4 Adjusted EBITDA (trailing twelve months) $ 178.1 $ 186.5 $ 240.7 $ 291.4 $ 298.4 $ 304.9 $ 330.5 $ 335.7 $ 335.7 Net Debt to Adjusted EBITDA -1.2 0.5 -0.6 0.5 2.1 2.0 1.9 1.8 1.0

Reconciliation of Adjusted EBITDA for Cyclical and Growth Businesses

(in millions)
(unaudited)

	Year Ended December 31, 2018	2019	2020	2021	Full Year 2022 Guidance[1] Low	High
Consolidated Adjusted EBITDA[2]	$ 186.5	$ 240.7	$ 283.7	$ 283.3	**$ 320.0**	**$ 330.0**
Add: Corporate Adjusted EBITDA[2]	32.0	43.7	48.2	45.4	**50.0**	**50.0**
Adjusted EBITDA, excluding corporate	218.5	284.4	331.9	328.7	**370.0**	**380.0**
Wind towers business:						
Operating Profit	56.7	55.5	41.8	19.9		
Add: Depreciation and amortization expense	8.4	7.9	7.8	7.3		
Wind towers EBITDA	65.1	63.4	49.6	27.2		
Wind towers Adjusted EBITDA	65.1	63.4	49.6	27.2	**12.0**	**13.0**
Transportation Products Adjusted Segment EBITDA[2]	63.9	63.7	77.6	24.2	**20.5**	**22.0**
Cyclical businesses Adjusted EBITDA[3]	129.0	127.1	127.2	51.4	**32.5**	**35.0**
Growth businesses Adjusted EBITDA[4]	$ 89.5	$ 157.3	$ 204.7	$ 277.3	**$ 337.5**	**$ 345.0**

[1] Full year 2022 guidance has been adjusted for the divestiture of our storage tanks business, reported within the Engineered Structures segment, completed on October 3, 2022.

[2] See Reconciliation of Adjusted Segment EBITDA table.

[3] Our cyclical businesses include our wind towers business, included in the Engineered Structures segment, and our Transportation Products segment, which includes our barge and steel components businesses.

[4] Our growth businesses include our Construction Products segment and our Engineered Structures segment, excluding the wind towers business.

30 I MOVING INFRASTRUCTURE FORWARD I 2022

31 I MOVING INFRASTRUCTURE FORWARD I 2022 Reconciliation of RAMCO Pro forma Adjusted EBITDA (in millions) (unaudited) Twelve Months Ended February 28, 2022 Net Income $ 5.9 Add: Interest expense, net 0.0 Provision for income taxes(1) - Depreciation, depletion, and amortization expense 0.9 EBITDA 6.8 Add: Pro forma adjustments 2.8 Pro forma Adjusted EBITDA $ 9.6 (1) RAMCO is structured as a S Corporation for federal income tax purposes and accordingly is not subject to federal income taxes Year Ended December 31, Average for Years Ended December 31, Year Ended December 31, Nine Months Ended September 30, 2018 2019-2021 2021 2022 Storage tanks business: Operating Profit $ (9.5) $ 21.9 $ 36.8 $ 40.8 Add: Depreciation and amortization expense 5.7 7.0 7.3 5.1 EBITDA (3.8) 28.9 44.1 45.9 Add: Impact of acquisition and divestiture-related expenses — — — 0.6 Adjusted EBITDA $ (3.8) $ 28.9 $ 44.1 $ 46.5 Reconciliation of Adjusted EBITDA for Storage Tanks Businesses (in millions) (unaudited)

500 N. Akard Street, Suite 400 Dallas, Texas 75201 (972) 942-6500 ir.arcosa.com